UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14989 (Commission File Number)	25-1723342 (IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania (Address of principal executive offices)		15219 (Zip Code)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Indenture
On June 15, 2016, WESCO Distribution, Inc. (“WESCO Distribution”), a Delaware corporation and wholly-owned subsidiary of WESCO International, Inc., a Delaware corporation (the “Company”), entered into an indenture (the “Indenture”) with the Company, as parent guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), relating to the issuance by WESCO Distribution of $350 million aggregate principal amount of 5.375% Senior Notes due 2024 (the “Notes”). The Notes were sold on June 15, 2016 in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
The Notes bear interest at a rate of 5.375% per annum and will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2016. The Notes mature on June 15, 2024. The Notes are unsecured senior obligations of WESCO Distribution and are guaranteed on a senior unsecured basis by the Company.
The terms of the Notes are governed by the Indenture. The Indenture contains customary covenants that, among other things, place limits on the Company’s and its subsidiaries’ ability to pay dividends on or repurchase the Company’s capital stock, incur liens on assets, engage in certain sale and leaseback transactions, sell certain assets or merge or consolidate with or into other companies. Upon the occurrence of a “change of control,” as defined in the Indenture, WESCO Distribution is required to offer to repurchase the Notes at 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest, if any, to the repurchase date.
WESCO Distribution may redeem some or all of the Notes at the redemption prices and on the terms specified in the Indenture.
The Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.
The foregoing description of the Indenture does not purport to be complete, and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Registration Rights Agreement
In connection with the issuance of the Notes, WESCO Distribution and the Company also entered into a registration rights agreement, dated June 15, 2016 (the “Registration Rights Agreement”), with Goldman, Sachs & Co. acting as representative to the several initial purchasers of the Notes. Under the Registration Rights Agreement, WESCO Distribution and the Company agreed, among other things, (i) to file with the Securities and Exchange Commission (the “SEC”) a registration statement on an appropriate registration form (the “Exchange Offer Registration Statement”) with respect to a registered offer (the “Exchange Offer”) to exchange the Notes for new notes (the “Exchange Notes”) with terms substantially identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions and additional interest (as discussed below)) and (ii) to use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act. Upon the Exchange Offer Registration Statement being declared effective, WESCO Distribution and the Company will offer the Exchange Notes in exchange for surrender of the Notes. WESCO Distribution and the Company agreed to keep the Exchange Offer open for not less than 20 business days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed or sent to Note holders and to consummate the Exchange Offer no later than the 450th day after June 15, 2016. Under certain circumstances, WESCO Distribution and the Company have agreed to file a shelf registration statement with the SEC with respect to the resale of the Notes. If WESCO Distribution and the Company do not comply with these obligations, subject to limitations set forth in the Registration Rights Agreement, WESCO Distribution will be required to pay additional interest in an amount equal to 0.25% per annum of the principal amount of the Notes, for the first 90 days following default. Thereafter, the amount of special interest will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until the default is cured, up to a maximum amount of 1.00% per annum.

Some of the initial purchasers of the Notes and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with WESCO Distribution, the Company or their affiliates, and have received, or may in the future receive, customary fees and commissions for these transactions.
The foregoing description of the Registration Rights Agreement does not purport to be complete, and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above regarding the Indenture and the Notes is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Number	Exhibit

4.1	Indenture, dated June 15, 2016, among WESCO Distribution, Inc., WESCO International, Inc. and U.S. Bank National Association, as trustee.

10.1	Registration Rights Agreement, dated June 15, 2016, among WESCO Distribution, Inc., WESCO International, Inc. and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2016	WESCO INTERNATIONAL, INC.
(Date)
/s/ Timothy A. Hibbard
Timothy A. Hibbard
Vice President, Corporate Controller, and Interim Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
4.1	Indenture, dated June 15, 2016, among WESCO Distribution, Inc., WESCO International, Inc. and U.S. Bank National Association, as trustee.
10.1	Registration Rights Agreement, dated June 15, 2016, among WESCO Distribution, Inc., WESCO International, Inc. and Goldman, Sachs & Co.